UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 31, 2006


                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)


         Delaware                         0-19771                 22-2786081
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(State or Other Jurisdiction     (Commission file Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


                    200 Route 17, Mahwah, New Jersey      07430
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (201) 529-2026

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations

            On March 31, 2006 the Registrant issued a press release announcing its financial results for the fiscal year ended December 31, 2005. The press release is filed as Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.    Description
-----------    -----------
99.1           Press Release dated March 31, 2006


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 31st day of March 2006.

                                   DATA SYSTEMS & SOFTWARE, INC.


                                   By: /s/ Sheldon Krause
                                       ------------------------------------
                                       Name:  Sheldon Krause
                                       Title: Secretary and General Counsel


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